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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2013

SEALY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-08738 (Commission File Numbers)	36-3284147 (IRS Employer Identification No.)

Sealy Drive, One Office Parkway Trinity, North Carolina 27370
(Address of Principal Executive Offices, including Zip Code)

(336) 861-3500
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01    Other Events

        Sealy Corporation (the "Company") is filing this Current Report on Form 8-K for the purpose of updating Part II, Item 8. Financial Statements and Supplementary Data of the 2012 Form 10-K for an additional footnote discussed below, in connection with the anticipated filing by Tempur-Pedic International Inc. ("Tempur-Pedic") of a registration statement on Form S-4 (the "Registration Statement") which may register debt securities of Tempur-Pedic with certain guarantees of the Company's wholly-owned subsidiaries (the "subsidiary guarantors"). Tempur-Pedic completed its acquisition of the Company on March 18, 2013.

        Upon filing the Registration Statement by Tempur-Pedic, the Company will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. Pursuant to Rule 3-10 of Regulation S-X, the financial statements attached as Exhibit 99.1 to this Current Report on Form 8-K, which are incorporated herein by reference, include an additional footnote ("Note 29: Supplemental Guarantor/Non-Guarantor Financial Information") with condensed consolidating financial information for the subsidiary guarantors of Tempur-Pedic.

        No other items in the 2012 Form 10-K other than identified above are being updated by this filing. Information in the 2012 Form 10-K is generally stated as of December 2, 2012 and this filing does not reflect any subsequent information or events other than the additional footnote disclosure described above. This Current Report on Form 8-K should be read in conjunction with the 2012 Form 10-K as well as the Company's other filings with the SEC.

Item 9.01    Financial Statements and Exhibits

(d)
Exhibits

Exhibit	Description
99.1	Updated Item 8. Financial Statements and Supplementary Data of Part II of the 2012 Form 10-K.
101.1
The following financial information from Sealy Corporation's Annual Report on Form 10-K for the year ended December 2, 2012, formatted in XBRL (Extensible Business Reporting Language): (i) the Condensed Consolidated Statements of Operations for the years ended December 2, 2012, November 27, 2011 and November 28, 2010, (ii) the Condensed Consolidated Balance Sheets as of December 2, 2012 and November 27, 2011, (iii) the Condensed Consolidated Statement of Stockholders' Deficit for the years ended December 2, 2012, November 27, 2011 and November 28, 2010, (iv) the Condensed Consolidated Statements of Cash Flows for the years ended December 2, 2012, November 27, 2011 and November 28, 2010 and (v) the Notes to the Condensed Consolidated Financial Statements.

2

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2013	SEALY CORPORATION /s/ MICHAEL Q. MURRAY
	By:	Michael Q. Murray
	Its:	Senior Vice President and General Counsel

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  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits
SIGNATURES